UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 7, 2025

Hilton Grand Vacations Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37794	81-2545345
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6355 MetroWest Boulevard, Suite 180 Orlando, Florida	32835
(Address of principal executive offices)	(Zip Code)

(407) 613-3100
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	HGV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 7, 2025, Hilton Grand Vacations Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the matters disclosed in the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on, and distributed to its stockholders commencing on or about, March 18, 2025 in connection with the Annual Meeting (the “Proxy Statement”). Set forth below are the final voting results for the matters submitted to a vote of stockholders at the Annual Meeting.

Proposal No. 1 – Election of Directors

The Company’s stockholders elected the persons listed below as directors for a one-year term expiring at the 2026 annual meeting of stockholders or until their respective successors are duly elected and qualified.

	Votes Cast For	Votes Withheld	Broker Non-Votes
Mark D. Wang	78,664,871	102,903	4,044,793
Leonard A. Potter	78,460,253	307,521	4,044,793
Brenda J. Bacon	78,487,343	280,431	4,044,793
Christine Cahill	78,496,751	271,023	4,044,793
David W. Johnson	78,572,118	195,656	4,044,793
Mark H. Lazarus	78,397,445	370,329	4,044,793
Gail L. Mandel	78,665,122	102,652	4,044,793
Pamela H. Patsley	78,602,102	165,672	4,044,793
David Sambur	78,514,123	253,651	4,044,793
Paul W. Whetsell	78,213,592	554,182	4,044,793

Proposal No. 2 – Ratification of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent auditors for the 2025 fiscal year.

Votes Cast For	Votes Cast Against	Abstentions
82,699,477	97,372	15,718

Proposal No. 3 – Advisory Vote to Approve Executive Compensation

The Company’s stockholders approved, in a non-binding advisory vote, the compensation paid to the Company’s named executive officers as disclosed in the Proxy Statement.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
67,452,291	11,298,013	17,470	4,044,793

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILTON GRAND VACATIONS INC.

	By:	/s/ Charles R. Corbin
Charles R. Corbin
Senior Executive Vice President, General Counsel and Corporate Operations, and Secretary

Date: May 7, 2025